                       SUPPLEMENT DATED JANUARY 31, 2007
                                     TO THE
                           VAN KAMPEN TAX FREE TRUST,
                            ON BEHALF OF ITS SERIES,
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                             DATED JANUARY 31, 2007
                                    AND THE
                CLASS I SHARES PROSPECTUS DATED JANUARY 31, 2007

     The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

     In order to facilitate the management of the Fund's portfolio, Van Kampen Strategic Municipal Income Fund is suspending the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to new investors. Any such offerings of the Fund may be limited in amount and may commence and terminate without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  STMISPT1  1/07